SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

     Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of report (Date of earliest event reported): December 17, 1996

                            Associated Technologies
             (Exact Name of Registrant as Specified in its Charter)

                                     Nevada
                 (State or other Jurisdiction of Incorporation)

      33-55254-45                             87-0485306
(Commission File Number)                    (IRS Employer
                                        Identification Number)

1204 Third Avenue, Suite 172, New York, NY              10021
(Address of Principal Executive Offices)             (Zip Code)

      (212) 988-0394
(Registrant's Telephone Number,
   Including Area Code)

Item 1    Change of Control

          There has been no change of control stemming from the issue or transfer of the Registrant's securities, however companies associated with a Director, Alan J. Gallagher have committed to certain funding of the Registrant's operations.

Item 2    Not Applicable

Item 3    Not Applicable

Item 4    Not Applicable

Item 5    Not Applicable

Item 6    Resignation of Registrant's Directors

          Neil Alan Green resigned as a Director, President and CEO on December 17, 1996. David Spencer Stevens resigned as a Director, CFO, Secretary and Treasurer on December 17, 1996. Alan James Gallagher was appointed a Director and President on December 17, 1996. Deryck Fletcher Gow Graham was appointed a Director and Vice President on December 17, 1996. Leonard Noel McDowall an existing Director was appointed CFO, Secretary and Treasurer on December 17, 1996. Copies of the letters of resignation of Messrs Green and Stevens are attached. Copy of recently issued Press Release is attached.

Item 7    Not Applicable

Item 8    Not Applicable

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorised.

ASSOCIATED TECHNOLOGIES


By: /s/ Alan James Gallagher
         Alan James Gallagher, President

Dated: February 10, 1997

Neil A. Green
Level 2,
55 Hunter Street
Sydney NSW 2000

17th December, 1996



The Directors
Associated Technologies
1204 Third Avenue,
Suite 172,
New York, NY 10021



Dear Sirs,

I have been informed that the Main Camp group of companies, who had originally committed to the funding of Associated Technologies' operating subsidiary, Ogenic Technologies Pty Limited, is now once again prepared to commit to the funding on the condition that their representatives control the composition of the Board. In addition, Main Camp has committed to the funding of a Research and Development programme to replace the Leisure and Allied sponsored programme which has now been terminated, and for which it has been paid in advance.

Accordingly, and to facilitate the above, it is with regret that I hereby tender my resignation as a Director and President of the company, with immediate effect.


Yours faithfully

/s/ Neil A. Green
Neil A. Green

David S. Stevens
Level 2,
55 Hunter Street
Sydney NSW 2000

17th December, 1996



The Directors
Associated Technologies
1204 Third Avenue,
Suite 172,
New York, NY 10021



Dear Sirs,

I have been informed that the Main Camp group of companies, who had originally committed to the funding of Associated Technologies' operating subsidiary, Ogenic Technologies Pty Limited, is now once again prepared to commit to the funding on the condition that their representatives control the composition of the Board. In addition, Main Camp has committed to the funding of a Research and Development programme to replace the Leisure and Allied sponsored programme which has now been terminated, and for which it has been paid in advance.

Accordingly, and to facilitate the above, it is with regret that I hereby tender my resignation as a Director and Secretary/Treasurer of the company, with immediate effect.


Yours faithfully

/s/ David S. Stevens
David S. Stevens

Associated Technologies Update
News from Associated Technologies Investor Relations
Contacts: George Demakos - Select Media, 516-333-1155                 OTC: ASCT

          Associated Technologies Appoints Alan J. Gallagher President Company Also Names Deryck F. Graham Vice President and Director

     NEW YORK, NY--January 16, 1997--Associated Technologies [ASCT] a global technology holding company, based in Australia, with offices in New York, announced today the appointment of Mr. Allan J. Gallagher as President and Director. Mr. Gallagher replaces the resigning Mr. Neil Green. Mr. Gallagher is an attorney and accountant. He is also the Managing Director of Main Camp Limited, a specialty high technology venture funding organization, which has invested nearly $1 million [US] into Associated Technologies. Main Camp, the private Australian investment operation, has funded over $200 million into specialized projects since 1995.

     The Company also named Mr. Deryck F. Graham to Vice President and Director of the Company. In addition to these responsibilities as Vice President, Mr Graham will hold, concurrently, the position of Managing Director of Ogenic
Technologies Pty Ltd., [OTPL], a wholly owned subsidiary of Associated Technologies. Mr. Graham will spearhead the marketing effort of OTPL's proprietary digital playout, scheduling and editing radio broadcast suite Virtuoso (TM) which is currently installed in the Singapore and Hong Kong Government's broadcasting station.

     OTPL has been invited to apply for the Australian Industry Research and Development Board's grant for $2.1 million to use the Virtuoso system in the development of a Virtual Interactive Radio Station. The grant development program lasts 24 months and entails the programming of a suite of products enabling audio broadcasters to automate every facet of broadcast radio operations including accounts, sales, scheduling, traffic, playout and demographic library selection. The Company expects the government's R&D announcements in February 1997 with commencement in March-April 1997.

     Associated Technologies also announced that they have dissolved the joint venture with the Chancellor Group, [CHAG] which has resigned any Associated Technologies stock received. Associated Technologies announced that Messrs Neil Green and David Stevens have also resigned their positions on the Company's Board of Directors.

     Associated Technologies, Inc. is a public company, trading under the symbol ASCT with 2.1 million shares outstanding. As an Australian-based, international holding company, it focuses on high technology acquisitions and initiatives.

         Company Contacts:

     George Demakos- Select Media Ltd.
      57 Kinkel Street, Ste. 100 - Westbury, NY 11590 -Tel 516-333-1155 Deryck Graham - Ogenic Technologies Pty Ltd. - 34 Great Eastern Highway
      So. Guildford, Western Australia 6055 - Tel. 011-619-479-1711

Associated Technologies Update
News from Associated Technologies Investor Relations
Contacts: George Demakos - Select Media, 516-333-1155                 OTC: ASCT
Media: Anthony DiMaio - Anthem Communications 212-943-8998

           Associated Technologies Receives $4.7 Million Fund Raising
                            Commitment From Main Camp
                 To Fund First Virtual Interactive Radio Station

NEW YORK, NY--January 30, 1997--Associated Technologies, Inc. [OTC:ASCT] a global technology holding company based in Australia with offices in New York, announced today that the Company has received a $4.7 million fund raising (US) commitment from Main Camp Limited. The proceeds will be used to launch the suite of interactive technologies to create the first Virtual Interactive Radio Station. The Company's Virtuoso(TM), a proprietary digital personal computer playout system, will schedule and edit radio broadcasts. The Virtuoso interactive technologies was developed by Ogenic Technologies Pty Ltd., a wholly owned subsidiary of Associated Technologies, which as been in the radio equipment broadcasting business for 21 years. The suite of technologies will be marketed as the Virtual Interactive Radio Station, and will include additional application technologies intended for the entertainment industry and interactive music selling.

Main Camp, the private Australian investment operation, has funded over $200 million into specialized projects since 1992. Main Camp Limited, has invested nearly $1 million (US) into Associated Technologies and is a major shareholder of Associated Technologies.

Upon immediate provision of these funds ASCT will make application for admittance to the NASD - The Small Capitalization Board.

Associated Technologies is a public company,  trading under the symbol ASCT with
2.1 million shares outstanding. As an Australian-based, international holding company, it focuses on high technology acquisitions and initiatives.

Company Contacts:
  George Demakos - Select Media Ltd. - 57 Kinkel Street, Ste 100
                   Westbury, NY 11590 - Tel. 516-333-1155
  Deryck Graham -  Ogenic Technologies Pty. Ltd. - 34 Great Eastern Highway
                   So. Guildford, Western Australia 6005 - Tel 011-619-479-1711